TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES—96.5% of Net Assets
ASSET-BACKED SECURITIES—16.1%
Academic Loan Funding Trust Series 2012-1A, Class R 0.00%(1),(2),(3),(4)	12/27/44	$3,368	$331,410
Allegro CLO XIII Ltd. Series 2021-1A, Class B 7.24% (3 mo. USD Term SOFR + 1.962%)(1),(5)	07/20/34	650,000	650,065
AMSR Trust Series 2020-SFR1, Class I 8.19%(1)	04/17/37	850,000	848,671
AMSR Trust Series 2020-SFR2, Class F 5.25%(1)	07/17/37	1,375,000	1,367,787
AMSR Trust Series 2020-SFR3, Class E1 2.56%(1)	09/17/37	1,000,000	971,357
AMSR Trust Series 2021-SFR2, Class F2 3.67%(1)	08/17/38	750,000	708,442
Apidos CLO XXXVII Ltd. Series 2021-37A, Class B 7.14% (3 mo. USD Term SOFR + 1.862%)(1),(5)	10/22/34	725,000	725,072
BCRED CLO LLC Series 2023-1A, Class A 7.58% (3 mo. USD Term SOFR + 2.300%)(1),(5)	01/20/36	850,000	854,845
Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR 7.05% (3 mo. USD Term SOFR + 1.750%)(1),(5)	07/15/37	625,000	623,000
BlackRock Rainier CLO VI Ltd. Series 2021-6A, Class A 7.24% (3 mo. USD Term SOFR + 1.962%)(1),(5)	04/20/33	700,000	700,000
BMO SBA COOF Trust Series 2019-1, Class A (I/O) 1.56%(1),(6)	10/25/45	4,024,480	146,139
Carvana Auto Receivables Trust Series 2020-P1, Class R 0.00%(1),(3)	09/08/27	2,000	167,681
Carvana Auto Receivables Trust Series 2021-N3, Class R 0.00%(1),(3)	06/12/28	2,200	144,656
Carvana Auto Receivables Trust Series 2022-N1, Class R 0.00%(1),(3)	12/11/28	4,700	326,776
Carvana Auto Receivables Trust Series 2022-P3, Class R 0.00%(1),(3)	09/10/29	2,900	326,476
Carvana Auto Receivables Trust Series 2023-P1, Class R 0.00%(1),(3)	03/11/30	4,400	596,029
Carvana Auto Receivables Trust Series 2023-P2, Class R 0.00%(1),(3)	06/10/30	2,000	376,848
Cedar Funding II CLO Ltd. Series 2013-1A, Class BRR 6.89% (3 mo. USD Term SOFR + 1.612%)(1),(5)	04/20/34	700,000	699,930
CIFC Funding Ltd. Series 2018-1A, Class SUB 0.00%(1),(7)	04/18/31	650,000	216,645
CIFC Funding Ltd. Series 2022-2A, Class INCB 0.00%(1),(7)	04/19/35	685,000	534,646
CIT Education Loan Trust Series 2007-1, Class A 5.70% (90 day USD SOFR Average + 0.352%)(1),(5)	03/25/42	258,762	252,727
COOF Securitization Trust II Series 2015-2, Class A1 (I/O) 2.14%(1),(6)	08/25/41	1,719,359	94,127
FirstKey Homes Trust Series 2020-SFR1, Class G 4.78%(1)	08/17/37	1,735,000	1,699,844
FirstKey Homes Trust Series 2021-SFR3, Class E1 2.99%(1)	12/17/38	1,173,000	1,103,022
FirstKey Homes Trust Series 2022-SFR1, Class D 5.20%(1)	05/19/39	1,100,000	1,093,773
FRTKL Group, Inc. Series 2021-SFR1, Class G 4.11%(1)	09/17/38	1,015,000	939,121
Goal Capital Funding Trust Series 2006-1, Class B 5.78% (3 mo. USD LIBOR + 0.450%)(5)	08/25/42	92,438	88,512
GoldenTree Loan Management U.S. CLO 17 Ltd. Series 2023-17A, Class D 10.28% (3 mo. USD Term SOFR + 5.000%)(1),(5)	07/20/36	650,000	661,668
Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA, Class A2R 8.07% (3 mo. USD Term SOFR + 2.750%)(1),(5)	01/20/36	600,000	609,060
Golub Capital Partners CLO 66B Ltd. Series 2023-66A, Class A 7.23% (3 mo. USD Term SOFR + 1.950%)(1),(5)	04/25/36	750,000	753,525
Golub Capital Partners CLO 69M Ltd. Series 2023-69A, Class B1 8.35% (3 mo. USD Term SOFR + 3.250%)(1),(5)	11/09/36	870,000	878,700
HOA Funding LLC Series 2021-1A, Class A2 4.72%(1)	08/20/51	582,000	334,654
HPS Loan Management Ltd. Series 2023-18A, Class D 11.03% (3 mo. USD Term SOFR + 5.750%)(1),(5)	07/20/36	600,000	613,470
HPS Loan Management Ltd. Series 2024-19A, Class C2 8.22% (3 mo. USD Term SOFR + 2.900%)(1),(5)	04/15/37	750,000	760,800
ITE Rail Fund Levered LP Series 2021-1A, Class A 2.25%(1)	02/28/51	355,467	327,619
MetroNet Infrastructure Issuer LLC Class A2 7.95%(4)	04/20/53	850,000	869,092
Mosaic Solar Loan Trust Series 2021-1A, Class R 0.00%(1),(7)	12/20/46	950,000	107,564
Mosaic Solar Loan Trust Series 2021-2A, Class R 0.00%(1),(7)	04/22/47	1,150,000	43,045
Mosaic Solar Loan Trust Series 2021-3A, Class R 0.00%(1),(7)	06/20/52	1,600,000	76,792
Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A, Class SUB 0.00%(1),(7)	07/24/37	700,000	612,290
OCP CLO Ltd. Series 2021-21A, Class B 7.24% (3 mo. USD Term SOFR + 1.962%)(1),(5)	07/20/34	400,000	400,080
OCP CLO Ltd. Series 2023-28A, Class D 10.64% (3 mo. USD Term SOFR + 5.350%)(1),(5)	07/16/36	700,000	714,315
Palmer Square CLO Ltd. Series 2024-3A, Class SUB 1.00%(1),(6)	07/20/37	625,000	587,625
Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class A2 7.29% (3 mo. USD Term SOFR + 2.012%)(1),(5)	01/20/34	420,000	420,042
Progress Residential Trust Series 2021-SFR7, Class E2 2.64%(1)	08/17/40	1,451,000	1,297,933

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Progress Residential Trust Series 2021-SFR8, Class G 4.01%(1)	10/17/38	$1,450,000	$1,350,474
Progress Residential Trust Series 2021-SFR9, Class E1 2.81%(1)	11/17/40	1,707,000	1,567,353
Rad CLO 22 Ltd. Series 2023-22A, Class D 10.28% (3 mo. USD Term SOFR + 5.000%)(1),(5)	01/20/37	350,000	360,500
Regatta XII Funding Ltd. Series 2019-1A, Class BR 7.16% (3 mo. USD Term SOFR + 1.862%)(1),(5)	10/15/32	725,000	725,072
Rockford Tower CLO Ltd. Series 2017-2A, Class BR 7.06% (3 mo. USD Term SOFR + 1.762%)(1),(5)	10/15/29	800,000	799,200
Santander Consumer Auto Receivables Trust Series 2021-BA, Class R 0.00%(1),(3)	03/15/29	5,000	1,141,562
Santander Consumer Auto Receivables Trust Series 2021-CA, Class R 0.00%(1),(3)	06/15/28	5,500	547,333
SLC Student Loan Trust Series 2004-1, Class B 5.92% (90 day USD SOFR Average + 0.552%)(5)	08/15/31	154,462	136,234
SLC Student Loan Trust Series 2006-1, Class B 5.84% (90 day USD SOFR Average + 0.472%)(5)	03/15/55	180,828	165,922
SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R 0.00%(1),(3)	10/28/29	1,000	272,299
SLM Student Loan Trust Series 2004-2, Class B 6.09% (90 day USD SOFR Average + 0.732%)(5)	07/25/39	158,451	151,584
SLM Student Loan Trust Series 2005-9, Class B 5.92% (90 day USD SOFR Average + 0.562%)(5)	01/25/41	286,988	270,868
SLM Student Loan Trust Series 2007-6, Class B 6.47% (90 day USD SOFR Average + 1.112%)(5)	04/27/43	81,305	78,609
SLM Student Loan Trust Series 2007-7, Class B 6.37% (90 day USD SOFR Average + 1.012%)(5)	10/27/70	150,000	150,361
SLM Student Loan Trust Series 2008-2, Class B 6.82% (90 day USD SOFR Average + 1.462%)(5)	01/25/83	225,000	231,744
SLM Student Loan Trust Series 2008-3, Class B 6.82% (90 day USD SOFR Average + 1.462%)(5)	04/26/83	225,000	229,955
SLM Student Loan Trust Series 2008-4, Class B 7.47% (90 day USD SOFR Average + 2.112%)(5)	04/25/73	515,000	535,978
SLM Student Loan Trust Series 2008-5, Class B 7.47% (90 day USD SOFR Average + 2.112%)(5)	07/25/73	260,000	266,266
SLM Student Loan Trust Series 2008-6, Class B 7.47% (90 day USD SOFR Average + 2.112%)(5)	07/26/83	225,000	231,013
SLM Student Loan Trust Series 2008-7, Class B 7.47% (90 day USD SOFR Average + 2.112%)(5)	07/26/83	305,000	309,990
Stratus CLO Ltd. Series 2021-3A, Class SUB 0.00%(1),(6),(7)	12/29/29	750,000	90,000
Structured Receivables Finance LLC Series 2010-A, Class B 7.61%(1)	01/16/46	432,318	443,647
Structured Receivables Finance LLC Series 2010-B, Class B 7.97%(1)	08/15/36	288,919	299,146
Student Loan Consolidation Center Student Loan Trust I Series 2002-2, Class B2 1.65% (28 day ARS)(1),(5)	07/01/42	1,050,000	970,433
Textainer Marine Containers VII Ltd. Series 2021-2A, Class A 2.23%(1)	04/20/46	1,140,867	1,053,376
TIF Funding II LLC Series 2021-1A, Class A 1.65%(1)	02/20/46	1,071,863	963,263
Westlake Automobile Receivables Trust Series 2024-1A, Class D 6.02%(1)	10/15/29	600,000	617,069

Total Asset-backed Securities (Cost: $43,762,014)			40,615,126

MORTGAGE-BACKED SECURITIES—57.9%
Commercial Mortgage-backed Securities—Agency—0.8%
Federal Home Loan Mortgage Corp. Multifamily PC REMICS Trust Series 2019-P002, Class X (I/O) 1.14%(6)	07/25/33	1,295,000	76,248
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K039, Class X3 (I/O) 5.14%(6)	08/25/42	228,617	27,222
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K040, Class X3 (I/O) 2.12%(6)	11/25/42	1,011,683	97
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O) 1.60%(6)	10/25/43	2,330,000	28,354
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O) 1.96%(6)	12/25/44	2,499,972	91,007
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K728, Class X3 (I/O) 2.72%(6)	11/25/45	722,300	1,581
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O) 2.25%(6)	05/25/46	2,400,000	38,010
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O) 2.23%(6)	05/25/47	3,750,000	122,874
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O) 1.36%(6)	06/25/27	7,237,636	165,576
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O) 1.16%(6)	03/25/26	7,861,669	92,891
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O) 4.24%(6)	03/25/29	690,000	33,967
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O) 1.81%(6)	05/25/27	2,783,229	94,899

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date		Principal Amount	Value
Federal National Mortgage Association, Pool #AN3542 3.41%	11/01/46		$1,041,096	$914,442
Federal National Mortgage Association-ACES Series 2016-M11, Class X2 (ACES) (I/O) 3.10%(6)	07/25/39		704,428	13,212
Federal National Mortgage Association-Aces Series 2019-M29, Class X4 (ACES) (I/O) 0.70%(6)	03/25/29		7,900,000	190,325
Government National Mortgage Association Series 2009-114, Class IO (I/O) 0.00%(6)	10/16/49		4,540,762	45
Government National Mortgage Association Series 2010-148, Class IO (I/O) 0.30%(6)	09/16/50		4,725,259	48,574
Government National Mortgage Association Series 2011-105, Class IO (I/O) 0.00%(6)	09/16/51		3,150,280	32
Government National Mortgage Association Series 2011-152, Class IO (I/O) 0.00%(6)	08/16/51		1,159,058	20
Government National Mortgage Association Series 2012-139, Class IO (I/O) 0.56%(6)	02/16/53		1,073,449	19,792
Government National Mortgage Association Series 2012-4, Class IO (I/O) 0.00%(6)	05/16/52		2,801,882	28
Government National Mortgage Association Series 2013-52, Class IO (I/O) 0.04%(6)	02/16/55		5,374,374	3,472
Government National Mortgage Association Series 2014-103, Class IO (I/O) 0.19%(6)	05/16/55		2,072,648	10,901
Government National Mortgage Association Series 2014-125, Class IO (I/O) 0.90%(6)	11/16/54		1,297,654	36,457

Total Commercial Mortgage-backed Securities—Agency (Cost: $4,827,771)				2,010,026

Commercial Mortgage-backed Securities—Non-Agency—9.1%
Benchmark Mortgage Trust Series 2019-B14, Class 225D 3.40%(1),(6)	12/15/62		535,000	20,852
Benchmark Mortgage Trust Series 2020-IG3, Class BXC 3.65%(1),(6)	09/15/48		555,000	476,015
BX Trust Series 2023-DELC, Class B 8.44% (1 mo. USD Term SOFR + 3.339%)(1),(5)	05/15/38		615,000	621,894
BXHPP Trust Series 2021-FILM, Class C 6.31% (1 mo. USD Term SOFR + 1.214%)(1),(5)	08/15/36		430,000	404,167
BXHPP Trust Series 2021-FILM, Class D 6.71% (1 mo. USD Term SOFR + 1.614%)(1),(5)	08/15/36		515,000	478,356
BXP Trust Series 2017-GM, Class D 3.54%(1),(6)	06/13/39		375,000	350,145
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E 7.54% (1 mo. USD Term SOFR + 2.447%)(1),(5)	12/15/37		800,000	799,577
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O) 1.37%(1),(6)	05/10/47		4,710,600	131
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O) 0.85%(6)	11/10/48		6,129,882	29,027
COMM Mortgage Trust Series 2012-LC4, Class XB (I/O) 0.44%(1),(6)	12/10/44		14,102,461	134
COMM Mortgage Trust Series 2013-CR12, Class XA (I/O) 0.74%(6)	10/10/46		664,431	13
COMM Mortgage Trust Series 2014-CR21, Class XA (I/O) 1.01%(6)	12/10/47		3,003,838	60
COMM Mortgage Trust Series 2016-787S, Class D 3.96%(1),(6)	02/10/36		693,000	640,560
COMM Mortgage Trust Series 2020-CBM, Class XCP (I/O) 0.72%(1),(6)	02/10/37		5,644,863	90
COMM Mortgage Trust Series 2020-CX, Class E 2.77%(1),(6)	11/10/46		370,000	265,526
CSMC Trust Series 2020-FACT, Class F 11.62% (1 mo. USD Term SOFR + 6.521%)(1),(5)	10/15/37		1,017,000	915,325
Eleven Madison Trust Mortgage Trust Series 2015-11MD, Class D 3.67%(1),(6)	09/10/35		625,000	583,805
Extended Stay America Trust Series 2021-ESH, Class F 8.91% (1 mo. USD Term SOFR + 3.814%)(1),(5)	07/15/38		579,173	580,147
Frost CMBS DAC Series 2021-1A, Class EUE 7.55% (3 mo. EUR EURIBOR + 3.990%)(1),(5)	11/20/33	EUR	732,052	788,880
Grace Trust Series 2020-GRCE, Class D 2.77%(1),(6)	12/10/40		700,000	576,846
Grace Trust Series 2020-GRCE, Class F 2.77%(1),(6)	12/10/40		376,000	261,032
Grace Trust Series 2020-GRCE, Class X (I/O) 0.39%(1),(6)	12/10/40		10,620,000	169,008
GS Mortgage Securities Corp. Trust Series 2020-UPTN, Class XA (I/O) 0.45%(1),(6)	02/10/37		3,150,000	245
GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O) 1.88%(6)	05/10/49		3,997,192	70,429
Harvest Commercial Capital Loan Trust Series 2019-1, Class A 3.29%(1),(6),(8)	09/25/46		79,775	78,997
Hilton USA Trust Series 2016-HHV, Class F 4.33%(1),(6)	11/05/38		1,341,000	1,280,894
Hudson Yards Mortgage Trust Series 2019-30HY, Class D 3.56%(1),(6)	07/10/39		450,000	389,270
Hudson Yards Mortgage Trust Series 2019-55HY, Class F 3.04%(1),(6)	12/10/41		150,000	113,491
ILPT Trust Series 2019-SURF, Class A 4.15%(1)	02/11/41		240,000	235,228
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O) 0.93%(6)	11/15/47		2,549,622	67
JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O) 0.63%(6)	09/15/47		1,543,991	23
JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O) 0.50%(1),(6)	05/15/48		26,458,000	267,324
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O) 0.95%(6)	03/15/50		9,936,308	163,719

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date		Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O) 0.50%(1),(6)	02/15/46		$48,166,173	$113,997
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class XA (I/O) 1.30%(6)	04/15/46		919,561	27
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-NINE, Class A 2.95%(1),(6)	09/06/38		775,000	746,929
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A 3.40%(1)	06/05/39		585,000	539,634
Manhattan West Mortgage Trust Series 2020-1MW, Class A 2.13%(1)	09/10/39		695,000	644,458
MFT Mortgage Trust Series 2020-B6, Class C 3.39%(1),(6)	08/10/40		220,000	134,699
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O) 1.11%(6)	04/15/48		7,604,001	6,664
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class XA (I/O) 0.82%(6)	05/15/48		8,606,505	25,116
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O) 1.40%(6)	11/15/49		6,073,749	111,554
Natixis Commercial Mortgage Securities Trust Series 2019-FAME, Class D 4.54%(1),(6)	08/15/36		586,000	383,830
One New York Plaza Trust Series 2020-1NYP, Class A 6.16% (1 mo. USD Term SOFR + 1.064%)(1),(5)	01/15/36		390,000	372,965
Roseville Ltd. 8.37%(4)	03/29/25		605,000	607,239
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A 3.66%(1),(6)	01/05/43		805,000	727,606
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D 4.53%(1),(6)	01/05/43		880,000	642,370
SFO Commercial Mortgage Trust Series 2021-555, Class A 6.36% (1 mo. USD Term SOFR + 1.264%)(1),(5)	05/15/38		550,000	525,100
SMRT Commercial Mortgage Trust Series 2022-MINI, Class E 7.80% (1 mo. USD Term SOFR + 2.700%)(1),(5)	01/15/39		1,005,000	959,638
SMRT Commercial Mortgage Trust Series 2022-MINI, Class F 8.45% (1 mo. USD Term SOFR + 3.350%)(1),(5)	01/15/39		246,000	232,896
STWD Trust Series 2021-FLWR, Class B 6.14% (1 mo. USD Term SOFR + 1.040%)(1),(5)	07/15/36		1,000,000	992,512
Taurus U.K. DAC Series 2021-UK1X, Class E 8.63% (1 day GBP SONIA + 3.650%)(5),(9)	05/17/31	GBP	665,115	881,416
UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O) 1.21%(6)	11/15/50		5,550,313	119,850
VASA Trust Series 2021-VASA, Class B 6.46% (1 mo. USD Term SOFR + 1.364%)(1),(5)	07/15/39		$1,000,000	864,625
Vita Scientia DAC Series 2022-1X, Class D 6.03% (3 mo. EUR EURIBOR + 2.490%)(5),(9)	02/27/33	EUR	1,500,000	1,560,426
Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS 4.67%(6)	09/15/61		750,000	741,366
Wells Fargo Commercial Mortgage Trust Series 2019-JWDR, Class F 4.71%(1),(6)	09/15/31		500,000	483,175
WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O) 0.48%(6)	06/15/46		172,091	2
WFRBS Commercial Mortgage Trust Series 2014-C24, Class XA (I/O) 0.93%(6)	11/15/47		2,267,038	47

Total Commercial Mortgage-backed Securities—Non-Agency (Cost: $26,918,936)				22,979,418

Residential Mortgage-backed Securities—Agency—23.6%
Federal Home Loan Mortgage Corp., Pool #SD8199 2.00%	03/01/52		3,700,749	3,061,331
Federal Home Loan Mortgage Corp., Pool #SD8220 3.00%	06/01/52		1,477,277	1,328,250
Federal Home Loan Mortgage Corp., Pool #SD8225 3.00%	07/01/52		2,592,276	2,328,088
Federal Home Loan Mortgage Corp., Pool #SD3246 4.00%	08/01/52		1,308,294	1,257,761
Federal Home Loan Mortgage Corp., Pool #SD8237 4.00%	08/01/52		2,589,713	2,489,285
Federal Home Loan Mortgage Corp., Pool #SD8238 4.50%	08/01/52		593,167	584,246
Federal Home Loan Mortgage Corp., Pool #RA7870 4.00%	09/01/52		786,386	755,769
Federal Home Loan Mortgage Corp., Pool #SD8257 4.50%	10/01/52		1,277,344	1,257,736
Federal Home Loan Mortgage Corp., Pool #SD8265 4.00%	11/01/52		550,830	529,213
Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O) (I/F) (TAC) (PAC) 0.17% (-30 day USD SOFR Average + 5.516%)(5)	03/15/36		1,033,829	63,006
Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC) 1.19% (-30 day USD SOFR Average + 6.536%)(5)	11/15/36		225,856	25,340
Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F) 0.65% (-30 day USD SOFR Average + 5.996%)(5)	05/15/37		45,658	1,049
Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F) 0.79% (-30 day USD SOFR Average + 6.136%)(5)	06/15/38		72,998	7,783
Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F) 1.15% (-30 day USD SOFR Average + 6.496%)(5)	04/15/42		424,273	51,452

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Federal National Mortgage Association, Pool #MA4562 2.00%	03/01/52	$708,453	$586,046
Federal National Mortgage Association, Pool #BV4122 2.00%	03/01/52	819,740	678,104
Federal National Mortgage Association, Pool #BV8463 2.50%	04/01/52	1,388,002	1,198,733
Federal National Mortgage Association, Pool #MA4656 4.50%	07/01/52	2,001,280	1,969,729
Federal National Mortgage Association, Pool #MA4701 4.50%	08/01/52	323,541	318,286
Federal National Mortgage Association, Pool #MA4768 2.50%	09/01/52	1,521,688	1,314,189
Federal National Mortgage Association, Pool #MA4769 2.00%	09/01/52	879,916	727,883
Federal National Mortgage Association, Pool #MA4783 4.00%	10/01/52	1,317,675	1,266,168
Federal National Mortgage Association, Pool #MA4866 4.00%	01/01/53	1,291,252	1,240,378
Federal National Mortgage Association, Pool #FS7577 2.50%	01/01/54	2,920,239	2,522,034
Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F) 0.72% (-30 day USD SOFR Average + 5.996%)(5)	05/25/37	37,071	2,775
Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F) 0.71% (-30 day USD SOFR Average + 5.986%)(5)	05/25/37	622,048	58,458
Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F) 1.36% (-30 day USD SOFR Average + 6.636%)(5)	09/25/39	97,274	11,294
Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F) 1.52% (-1 mo. USD Term SOFR + 6.486%)(5)	07/20/36	702,343	75,815
Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC) 0.00% (-1 mo. USD Term SOFR + 4.636%)(5),(7)	11/20/36	879,208	21,944
Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC) 1.32% (-1 mo. USD Term SOFR + 6.286%)(5)	05/20/38	301,786	8,073
Government National Mortgage Association REMICS Series 2014-118, Class ST 0.52% (-1 mo. USD Term SOFR + 5.486%)(5)	08/20/44	3,733,604	370,641
Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O) 3.50%	11/20/46	1,207,930	232,656
Government National Mortgage Association REMICS Series 2023-165, Class CO (P/O) 0.00%(7)	11/20/53	378,994	346,219
Government National Mortgage Association, TBA
4.00%(10)	05/01/52	2,725,000	2,634,910
4.50%(10)	05/01/53	2,825,000	2,788,447
5.00%(10)	05/01/54	3,025,000	3,030,309
5.50%(10)	05/01/54	1,850,000	1,868,158
Uniform Mortgage-Backed Security, TBA
2.00%(10)	11/01/51	3,225,000	2,664,642
2.50%(10)	12/01/51	4,275,000	3,689,192
3.00%(10)	01/01/52	1,425,000	1,278,965
3.50%(10)	02/01/52	5,550,000	5,170,108
4.00%(10)	04/01/52	200,000	192,117
4.50%(10)	02/01/53	2,575,000	2,532,381
5.00%(10)	03/01/54	4,625,000	4,622,317
5.50%(10)	03/01/54	2,100,000	2,124,990

Total Residential Mortgage-backed Securities—Agency (Cost: $64,629,718)			59,286,270

Residential Mortgage-backed Securities—Non-Agency—24.4%
ABFC Trust Series 2007-NC1, Class A2 5.27% (1 mo. USD Term SOFR + 0.414%)(1),(5)	05/25/37	678,734	638,261
ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1 5.61% (1 mo. USD Term SOFR + 0.754%)(5)	05/25/34	314,912	301,953
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C 5.49% (1 mo. USD Term SOFR + 0.634%)(5)	03/25/37	1,130,857	464,071
Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22 5.29%(6),(8)	08/25/35	306,834	239,444
Ajax Mortgage Loan Trust Series 2019-F, Class A2 3.50%(1)	07/25/59	1,300,000	1,250,141
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5 2.89% (1 mo. USD Term SOFR + 0.654%)(5)	03/25/36	703,963	687,522
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B 3.79% (1 mo. USD Term SOFR + 0.414%)(5)	12/25/36	215,129	206,831
Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1 5.37% (1 mo. USD Term SOFR + 0.514%)(5),(8)	11/25/35	256,242	217,568
Banc of America Funding Trust Series 2006-3, Class 4A14 6.00%(8)	03/25/36	108,224	91,605
Banc of America Funding Trust Series 2006-3, Class 5A3 5.50%(8)	03/25/36	85,165	76,917
Banc of America Funding Trust Series 2015-R4, Class 2A1 5.60% (1 mo. USD Term SOFR + 0.319%)(1),(5)	02/25/37	157,005	155,579
BCMSC Trust Series 2000-A, Class A4 8.29%(6)	06/15/30	3,316,690	330,299
Bear Stearns ALT-A Trust Series 2005-3, Class 4A3 4.59%(6)	04/25/35	148,257	145,062
Bear Stearns ARM Trust Series 2003-7, Class 9A 5.75%(6)	10/25/33	166,064	153,465
Bear Stearns ARM Trust Series 2005-9, Class A1 7.08% (1 yr. CMT + 2.300%)(5)	10/25/35	85,608	81,421
Bear Stearns ARM Trust Series 2007-4, Class 22A1 4.43%(6),(8)	06/25/47	496,815	452,039

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3 5.50%(6)	09/25/35	$255,189	$245,038
Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1 5.43% (1 mo. USD Term SOFR + 0.574%)(5)	04/25/36	114,718	113,999
Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O) 0.50%(4)	03/25/37	23,069,711	464,978
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B 3.55%	02/25/37	710,395	433,013
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C 3.55%	02/25/37	697,972	425,440
C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3 3.30%	03/25/37	1,099,343	394,983
Carrington Mortgage Loan Trust Series 2006-NC4, Class A4 5.21% (1 mo. USD Term SOFR + 0.354%)(5)	10/25/36	1,250,000	1,132,783
Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3 5.11% (1 mo. USD Term SOFR + 0.254%)(5)	12/25/36	815,561	799,773
CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1 5.65%(6)	09/20/34	384,950	66,775
CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O) 0.14%(4),(6)	09/25/36	5,717,537	21,013
CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1 5.18%(6)	04/20/36	594,105	437,693
CHNGE Mortgage Trust Series 2023-1, Class M1 8.26%(1),(6)	03/25/58	460,000	465,402
CIM Trust Series 2019-R1, Class A 3.25%(1),(6)	10/25/58	598,227	547,076
CIM Trust Series 2021-NR1, Class A1 5.57%(1)	07/25/55	448,078	447,215
CIM Trust Series 2021-NR2, Class A1 5.57%(1)	07/25/59	623,813	622,095
CIM Trust Series 2021-NR3, Class A1 5.57%(1)	06/25/57	160,898	161,024
CIM Trust Series 2021-NR4, Class A1 2.82%(1)	10/25/61	751,968	749,042
CIM Trust Series 2021-R3, Class A1A 1.95%(1),(6)	06/25/57	618,211	568,909
CIM Trust Series 2021-R4, Class A1A 2.00%(1),(6)	05/01/61	662,050	597,900
CIM Trust Series 2021-R5, Class A1B 2.00%(1),(6)	08/25/61	1,096,000	749,494
CIM Trust Series 2022-NR1, Class A1 5.00%(1)	07/25/62	300,475	297,541
CIM Trust Series 2023-NR1, Class A1 6.00%(1)	06/25/62	859,254	872,458
CIM Trust Series 2023-NR2, Class A1 6.00%(1)	06/25/62	1,024,560	1,021,694
Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A 7.23% (1 yr. CMT + 2.400%)(5)	10/25/35	145,500	145,448
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A 5.97%(6),(8)	10/25/35	330,211	269,237
CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7 6.00%(8)	07/25/36	516,756	477,248
CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8 6.00%(8)	10/25/36	450,576	387,267
Conseco Finance Securitizations Corp. Series 1999-6, Class A1 7.36%(1),(6)	06/01/30	1,202,197	373,735
Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC) 5.50%(8)	10/25/35	491,507	351,703
Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) 0.53% (-1 mo. USD Term SOFR + 5.386%)(4),(5)	04/25/36	4,660,724	581,649
Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1 5.87% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/47	374,838	353,940
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1 6.50%	01/25/36	948,049	226,788
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1 3.38%	12/25/32	245,870	238,230
Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2 3.03%	12/25/36	1,747,269	1,463,652
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6 5.35% (1 mo. USD Term SOFR + 0.494%)(5)	02/25/37	259,147	222,946
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2 4.74%(6),(8)	06/25/36	810,431	742,018
DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A 5.28% (1 mo. USD Term SOFR + 0.314%)(5)	10/19/36	324,327	202,667
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B1 8.68% (30 day USD SOFR Average + 3.400%)(1),(5)	10/25/41	650,000	671,017
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA2, Class M2 7.33% (30 day USD SOFR Average + 2.050%)(1),(5)	12/25/33	825,774	842,918
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R06, Class 2B1 9.14% (30 day USD SOFR Average + 3.864%)(1),(5)	09/25/39	619,428	644,662
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R07, Class 1B1 8.79% (30 day USD SOFR Average + 3.514%)(1),(5)	10/25/39	917,938	951,867

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C 5.29% (1 mo. USD Term SOFR + 0.434%)(5)	10/25/36	$554,893	$368,688
First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1 5.85%(6),(8)	12/25/35	135,425	105,575
Fremont Home Loan Trust Series 2005-A, Class M4 5.99% (1 mo. USD Term SOFR + 1.134%)(5)	01/25/35	1,432,275	1,281,935
GCAT Trust Series 2021-NQM6, Class A1 1.86%(1),(6)	08/25/66	1,029,755	935,367
GreenPoint Manufactured Housing Series 2000-1, Class A4 8.14%(6)	03/20/30	381,653	248,315
GSAA Home Equity Trust Series 2006-13, Class AF6 6.54%	07/25/36	1,095,340	328,042
GSAMP Trust Series 2007-NC1, Class A2C 5.27% (1 mo. USD Term SOFR + 0.414%)(5)	12/25/46	2,182,694	1,085,671
GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1 5.33% (1 mo. USD Term SOFR + 0.474%)(5)	05/25/36	153,792	144,856
GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1 4.50%(6)	05/25/35	127,912	105,856
HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12 6.00%	09/25/37	277,466	213,265
IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1 5.49%(6)	10/25/34	224,911	216,014
IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1 3.85%(6)	10/25/35	371,328	300,775
IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O) 0.00%(4),(7)	07/25/36	278,945	—
IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1 4.29%(6),(8)	06/25/36	415,159	222,371
IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1 3.44%(6)	05/25/37	562,079	448,806
IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C 5.35% (1 mo. USD Term SOFR + 0.494%)(5)	04/25/37	1,229,111	1,063,095
JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1 4.42%(6)	05/25/36	328,660	189,077
JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5 6.91%	07/25/36	1,834,709	519,867
JPMorgan Mortgage Trust Series 2004-A6, Class 5A1 5.04%(6)	12/25/34	152,038	150,872
JPMorgan Mortgage Trust Series 2007-S2, Class 1A1 5.00%	06/25/37	146,899	48,600
JPMorgan Resecuritization Trust Series 2015-4, Class 2A2 3.66%(1),(6)	06/26/47	2,913,720	1,337,148
Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F) 1.58% (-1 mo. USD Term SOFR + 6.436%)(4),(5)	11/25/36	2,862,255	329,172
Lehman XS Trust Series 2006-10N, Class 1A3A 5.39% (1 mo. USD Term SOFR + 0.534%)(5)	07/25/46	360,517	323,063
Lehman XS Trust Series 2006-12N, Class A31A 5.37% (1 mo. USD Term SOFR + 0.514%)(5),(8)	08/25/46	446,955	443,373
Long Beach Mortgage Loan Trust Series 2004-4, Class M1 5.87% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/34	271,986	261,998
MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F) 2.13% (-1 mo. USD Term SOFR + 6.986%)(4),(5)	03/25/36	5,890,099	412,875
MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1 7.00%	10/25/47	1,046,094	426,094
MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4 5.25% (1 mo. USD Term SOFR + 0.394%)(5)	05/25/37	2,000,000	1,683,972
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2 5.39% (1 mo. USD Term SOFR + 0.534%)(5)	04/25/37	507,730	416,457
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B 5.23% (1 mo. USD Term SOFR + 0.374%)(5)	06/25/37	270,720	269,009
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C 5.33% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/37	389,011	387,755
Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A 5.34% (1 mo. USD Term SOFR + 0.484%)(5)	05/25/37	3,811,145	1,093,230
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1 6.78% (1 yr. CMT + 2.400%)(5),(8)	08/25/36	90,008	80,094
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 4A1 3.68%(6)	11/25/37	209,998	178,918
New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2 3.70%(1),(6)	03/27/62	930,000	752,214
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A 4.24%(6)	02/25/36	107,219	73,275
Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1 7.61%(6)	03/15/30	483,912	244,534
Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4 8.15%(6)	09/15/29	1,717,630	304,652
Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4 7.40%(6)	07/15/30	681,680	119,464
Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3 6.61%(6)	06/15/31	1,671,028	144,724

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3 5.90%(6),(11),(12)	09/15/22	$508,545	$222,368
PRET LLC Series 2022-RN2, Class A2 6.50%(1)	06/25/52	1,255,000	1,224,010
PRET LLC Series 2024-NPL3, Class A1 7.52%(1)	04/27/54	724,851	736,227
PRPM LLC Series 2021-10, Class A1 2.49%(1)	10/25/26	707,870	708,693
PRPM LLC Series 2021-11, Class A1 2.49%(1)	11/25/26	300,108	298,437
PRPM LLC Series 2021-4, Class A1 4.87%(1)	04/25/26	1,036,995	1,036,182
PRPM LLC Series 2021-8, Class A1 4.74%(1),(6)	09/25/26	536,358	533,715
PRPM LLC Series 2022-1, Class A2 6.29%(1)	02/25/27	1,000,000	989,562
PRPM LLC Series 2022-3, Class A1 5.56%(1)	06/25/27	1,071,493	1,069,504
PRPM LLC Series 2022-4, Class A2 5.00%(1)	08/25/27	1,080,000	1,054,192
RALI Trust Series 2005-QA8, Class CB21 5.55%(6),(8)	07/25/35	292,045	163,096
RALI Trust Series 2006-QS1, Class A3 (PAC) 5.75%(8)	01/25/36	196,637	155,119
RALI Trust Series 2006-QS13, Class 1A2 (I/O) (I/F) 2.19% (-1 mo. USD Term SOFR + 7.046%)(4),(5)	09/25/36	1,880,409	207,389
RALI Trust Series 2006-QS6, Class 1AV (I/O) 0.77%(4),(6)	06/25/36	2,415,259	49,654
RALI Trust Series 2006-QS7, Class A2 6.00%(8)	06/25/36	254,271	200,369
RALI Trust Series 2006-QS8, Class A3 6.00%(8)	08/25/36	453,150	380,366
RALI Trust Series 2007-QS2, Class AV (I/O) 0.30%(4),(6)	01/25/37	5,476,577	52,559
RALI Trust Series 2007-QS3, Class AV (I/O) 0.36%(4),(6)	02/25/37	6,528,784	82,965
RALI Trust Series 2007-QS6, Class A62 (TAC) 5.50%(8)	04/25/37	144,289	115,659
RCKT Mortgage Trust Series 2024-CES6, Class A3 5.99%(1)	09/25/44	800,000	807,700
Residential Asset Securitization Trust Series 2005-A15, Class 4A1 6.00%	02/25/36	931,841	283,779
Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O) 6.00%(4)	05/25/37	1,162,606	192,716
RFMSI Trust Series 2006-S9, Class AV (I/O) 0.34%(4),(6)	09/25/36	15,470,598	162,300
Saxon Asset Securities Trust Series 2007-3, Class 2A4 5.46% (1 mo. USD Term SOFR + 0.604%)(5)	09/25/47	1,326,000	1,157,209
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 2.83%	01/25/36	908,882	775,668
Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C 5.41% (1 mo. USD Term SOFR + 0.554%)(5)	01/25/37	1,494,000	1,043,324
Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1 6.77%(6),(8)	10/25/35	81,985	75,579
Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1 5.33% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/36	530,673	448,692
Verus Securitization Trust Series 2023-4, Class A1 5.81%(1)	05/25/68	937,423	944,204
Verus Securitization Trust Series 2023-7, Class B1 7.90%(1),(6)	10/25/68	650,000	659,102
VOLT CIII LLC Series 2021-CF1, Class A1 4.99%(1)	08/25/51	567,564	564,186
VOLT XCIX LLC Series 2021-NPL8, Class A1 5.12%(1)	04/25/51	649,757	646,637
WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3 5.27% (1 mo. USD Term SOFR + 0.414%)(5)	01/25/37	1,473,112	689,261
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F) 1.10% (-1 mo. USD Term SOFR + 5.956%)(4),(5)	06/25/37	1,215,557	149,868
Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4 6.33%(6),(8)	04/25/37	77,847	68,670

Total Residential Mortgage-backed Securities—Non-Agency (Cost: $64,074,445)			61,482,537

Total Mortgage-backed Securities (Cost: $160,450,870)			145,758,251

CORPORATE BONDS—21.7%

Aerospace & Defense—1.2%
Boeing Co.
5.81%	05/01/50	255,000	246,531
6.53%(1)	05/01/34	120,000	128,783
General Electric Co. 5.86% (3 mo. USD Term SOFR + 0.742%)(5)	08/15/36	2,400,000	2,266,992
TransDigm, Inc. 6.75%(1)	08/15/28	350,000	360,794

			3,003,100

Agriculture—0.2%
BAT Capital Corp. (United Kingdom) 5.65%	03/16/52	175,000	170,835
Imperial Brands Finance PLC (United Kingdom) 6.13%(1)	07/27/27	125,000	130,062
Reynolds American, Inc. (United Kingdom) 5.85%	08/15/45	180,000	180,243

			481,140

Airlines—0.2%
JetBlue Pass-Through Trust Series 2020-1, Class A 4.00%	05/15/34	616,776	589,003

Banks—4.6%
Bank of America Corp.
1.32% (1 day USD SOFR + 1.150%)(5)	06/19/26	305,000	297,503
1.53% (1 day USD SOFR + 0.650%)(5)	12/06/25	125,000	124,116
1.66% (1 day USD SOFR + 0.910%)(5)	03/11/27	460,000	442,235
1.92% (1 day USD SOFR + 1.370%)(5)	10/24/31	790,000	681,628

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
2.30% (1 day USD SOFR + 1.220%)(5)	07/21/32	$145,000	$125,605
2.55% (1 day USD SOFR + 1.050%)(5)	02/04/28	120,000	115,306
3.42% (3 mo. USD Term SOFR + 1.302%)(5)	12/20/28	395,000	384,442
4.38% (5 yr. CMT + 2.760%)(5),(13)	01/27/27	140,000	136,251
Citigroup, Inc.
2.52% (1 day USD SOFR + 1.177%)(5)	11/03/32	515,000	447,025
2.98% (1 day USD SOFR + 1.422%)(5)	11/05/30	145,000	134,933
Goldman Sachs Group, Inc.
1.09% (1 day USD SOFR + 0.789%)(5)	12/09/26	1,275,000	1,223,273
1.54% (1 day USD SOFR + 0.818%)(5)	09/10/27	1,350,000	1,279,813
HSBC Holdings PLC (United Kingdom)
2.10% (1 day USD SOFR + 1.929%)(5)	06/04/26	430,000	421,817
2.21% (1 day USD SOFR + 1.285%)(5)	08/17/29	105,000	96,344
2.36% (1 day USD SOFR + 1.947%)(5)	08/18/31	130,000	114,499
JPMorgan Chase & Co.
1.04% (3 mo. USD Term SOFR + 0.695%)(5)	02/04/27	1,245,000	1,190,344
1.05% (1 day USD SOFR + 0.800%)(5)	11/19/26	75,000	72,106
1.58% (1 day USD SOFR + 0.885%)(5)	04/22/27	425,000	407,456
2.07% (1 day USD SOFR + 1.015%)(5)	06/01/29	660,000	610,942
Lloyds Banking Group PLC (United Kingdom) 3.57% (3 mo. USD LIBOR + 1.205%)(5)	11/07/28	200,000	194,928
Morgan Stanley
2.19% (1 day USD SOFR + 1.990%)(5)	04/28/26	55,000	54,154
2.24% (1 day USD SOFR + 1.178%)(5)	07/21/32	410,000	353,129
2.51% (1 day USD SOFR + 1.200%)(5)	10/20/32	180,000	157,288
PNC Financial Services Group, Inc.
5.68% (1 day USD SOFR + 1.902%)(5)	01/22/35	75,000	79,600
6.88% (1 day USD SOFR + 2.284%)(5)	10/20/34	240,000	275,102
Santander U.K. Group Holdings PLC (United Kingdom) 1.67% (1 day USD SOFR + 0.989%)(5)	06/14/27	55,000	52,332
U.S. Bancorp 3.70% (5 yr. CMT + 2.541%)(5),(13)	01/15/27	130,000	119,980
4.84% (1 day USD SOFR + 1.600%)(5)	02/01/34	185,000	185,002
5.68% (1 day USD SOFR + 1.860%)(5)	01/23/35	80,000	84,854
5.85% (1 day USD SOFR + 2.090%)(5)	10/21/33	70,000	74,682
Wells Fargo & Co.
2.39% (1 day USD SOFR + 2.100%)(5)	06/02/28	955,000	908,195
2.57% (3 mo. USD Term SOFR + 1.262%)(5)	02/11/31	200,000	181,746
3.35% (1 day USD SOFR + 1.500%)(5)	03/02/33	590,000	539,932

			11,566,562

Beverages—0.1%
Bacardi Ltd. 5.30%(1)	05/15/48	205,000	194,256
Triton Water Holdings, Inc. 6.25%(1)	04/01/29	125,000	124,964

			319,220

Biotechnology—0.0%
Amgen, Inc. 5.65%	03/02/53	60,000	63,186

Chemicals—0.3%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%(1)	06/15/27	135,000	134,210
International Flavors & Fragrances, Inc.
2.30%(1)	11/01/30	725,000	636,101
3.27%(1)	11/15/40	15,000	11,503
3.47%(1)	12/01/50	40,000	28,428
4.38%	06/01/47	60,000	50,490

			860,732

Commercial Services—0.2%
Adtalem Global Education, Inc. 5.50%(1)	03/01/28	294,000	291,451
Hertz Corp. 4.63%(1)	12/01/26	25,000	19,716
Valvoline, Inc. 3.63%(1)	06/15/31	150,000	134,288
VT Topco, Inc. 8.50%(1)	08/15/30	120,000	128,233

			573,688

Computers—0.0%
NCR Voyix Corp. 5.13%(1)	04/15/29	63,000	61,681

Cosmetics/Personal Care—0.3%
Edgewell Personal Care Co. 5.50%(1)	06/01/28	133,000	132,239
Prestige Brands, Inc. 3.75%(1)	04/01/31	595,000	545,782

			678,021

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.88%	01/23/28	130,000	127,868
Air Lease Corp. 3.63%	12/01/27	120,000	117,403
American Express Co. 3.55% (5 yr. CMT + 2.854%)(5),(13)	09/15/26	145,000	137,908
Avolon Holdings Funding Ltd. (Ireland)
2.53%(1)	11/18/27	406,000	379,078
2.88%(1)	02/15/25	305,000	302,020
Charles Schwab Corp. 5.00% (5 yr. CMT + 3.256%)(5),(13)	06/01/27	135,000	132,438

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date		Principal Amount	Value
GGAM Finance Ltd. (Ireland)
8.00%(1)	06/15/28		$117,000	$125,539
8.00%(1)	02/15/27		115,000	120,290
Jane Street Group/JSG Finance, Inc. 4.50%(1)	11/15/29		435,000	419,366

				1,861,910

Electric—1.2%
Alliant Energy Finance LLC 3.60%(1)	03/01/32		535,000	486,898
Alpha Generation LLC 6.75%(1)	10/15/32		150,000	152,322
Arizona Public Service Co. 3.35%	05/15/50		1,000,000	731,660
Duke Energy Corp.
3.75%	04/01/31	EUR	300,000	338,984
3.85%	06/15/34	EUR	330,000	371,191
Elia Group SA (Belgium) 3.88%(9)	06/11/31	EUR	100,000	113,194
Elia Transmission Belgium SA (Belgium) 3.75%(9)	01/16/36	EUR	100,000	114,043
FirstEnergy Transmission LLC 4.35%(1)	01/15/25		$300,000	299,205
MVM Energetika Zrt (Hungary) 6.50%(9)	03/13/31		200,000	207,860
TenneT Holding BV (Netherlands) 4.50%(9)	10/28/34	EUR	100,000	123,024

				2,938,381

Electronics—0.1%
Honeywell International, Inc.
3.75%	03/01/36	EUR	110,000	124,845
4.13%	11/02/34	EUR	110,000	129,970

Total Electronics (Cost: $239,033)				254,815

Engineering & Construction—0.1%
Artera Services LLC 8.50%(1)	02/15/31		$235,000	233,179

Entertainment—0.8%
Banijay Entertainment SAS (France) 8.13%(1)	05/01/29		200,000	208,126
Everi Holdings, Inc. 5.00%(1)	07/15/29		275,000	274,208
Penn Entertainment, Inc. 5.63%(1)	01/15/27		165,000	163,634
WarnerMedia Holdings, Inc.
4.28%	03/15/32		285,000	253,263
5.05%	03/15/42		480,000	392,520
5.14%	03/15/52		1,036,000	799,543

				2,091,294

Environmental Control—0.0%
Waste Pro USA, Inc. 5.50%(1)	02/15/26		55,000	54,855

Food—0.7%
B&G Foods, Inc. 5.25%	04/01/25		42,000	41,982
ELO SACA (France) 6.00%(9)	03/22/29	EUR	200,000	207,074
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.50%(1)	06/01/26		$244,000	17,905
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
3.75%	12/01/31		540,000	496,778
5.50%	01/15/30		25,000	25,336
6.50%	12/01/52		180,000	192,064
7.25%(1)	11/15/53		145,000	168,995
Kraft Heinz Foods Co. 6.38%	07/15/28		210,000	225,258
Mondelez International, Inc. 0.75%	03/17/33	EUR	100,000	91,513
Post Holdings, Inc. 4.63%(1)	04/15/30		$270,000	258,528

				1,725,433

Gas—0.3%
National Gas Transmission PLC (United Kingdom) 4.25%(9)	04/05/30	EUR	100,000	116,828
Southern Co. Gas Capital Corp. 3.88%	11/15/25		$640,000	635,373

				752,201

Health Care-Products—0.0%
Sotera Health Holdings LLC 7.38%(1)	06/01/31		120,000	124,836

Health Care-Services—1.0%
Catalent Pharma Solutions, Inc. 3.50%(1)	04/01/30		250,000	246,045
Centene Corp. 3.00%	10/15/30		248,000	222,101
Fortrea Holdings, Inc. 7.50%(1)	07/01/30		125,000	126,146
HAH Group Holding Co. LLC 9.75%(1)	10/01/31		125,000	126,099
HCA, Inc.
3.50%	07/15/51		154,000	110,957
5.38%	09/01/26		65,000	65,736
5.63%	09/01/28		100,000	103,860
7.05%	12/01/27		235,000	255,257
HealthEquity, Inc. 4.50%(1)	10/01/29		265,000	256,592
Kedrion SpA (Italy) 6.50%(1)	09/01/29		335,000	319,597
Lonza Finance International NV (Switzerland) 3.88%(9)	04/24/36	EUR	110,000	126,878
ModivCare Escrow Issuer, Inc. 5.00%(1)	10/01/29		$512,000	321,812
Prime Healthcare Services, Inc. 9.38%(1)	09/01/29		125,000	128,862

				2,409,942

Household Products/Wares—0.2%
Central Garden & Pet Co.
4.13%	10/15/30		24,000	22,349
4.13%(1)	04/30/31		85,000	77,948
Spectrum Brands, Inc. 3.88%(1)	03/15/31		435,000	387,020

				487,317

Insurance—1.0%
Acrisure LLC/Acrisure Finance, Inc.
4.25%(1)	02/15/29		280,000	265,179
6.00%(1)	08/01/29		80,000	77,245
Athene Global Funding
1.61%(1)	06/29/26		285,000	271,414
1.99%(1)	08/19/28		260,000	236,239
3.21%(1)	03/08/27		135,000	129,865
Farmers Exchange Capital 7.05%(1)	07/15/28		500,000	527,335
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(5)	11/01/57		5,000	4,118

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Nationwide Mutual Insurance Co. 7.50% (3 mo. USD LIBOR + 2.290%)(1),(5)	12/15/24	$1,000,000	$1,002,810

			2,514,205

Internet—0.4%
Netflix, Inc. 5.88%	02/15/25	485,000	486,755
Uber Technologies, Inc. 4.30%	01/15/30	505,000	503,359

			990,114

Investment Companies—0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	88,000	77,017
9.00%(1)	06/15/30	259,000	260,898
9.75%(1)	01/15/29	55,000	57,117

			395,032

Iron & Steel—0.1%
ATI, Inc. 7.25%	08/15/30	121,000	129,075

Machinery-Diversified—0.2%
OT Merger Corp. 7.88%(1)	10/15/29	575,000	238,516
TK Elevator U.S. Newco, Inc. (Germany) 5.25%(1)	07/15/27	255,000	252,549

			491,065

Media — 1.4%
Cable One, Inc. 4.00%(1)	11/15/30	155,000	123,613
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%(1)	02/01/31	5,000	4,420
4.50%(1)	08/15/30	197,000	178,529
4.75%(1)	03/01/30	90,000	82,772
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32	165,000	133,071
3.70%	04/01/51	598,000	381,679
3.90%	06/01/52	243,000	159,325
4.80%	03/01/50	65,000	49,747
5.38%	05/01/47	125,000	105,011
5.75%	04/01/48	360,000	314,500
6.65%	02/01/34	170,000	177,808
CSC Holdings LLC
5.38%(1)	02/01/28	35,000	29,530
5.75%(1)	01/15/30	45,000	23,339
6.50%(1)	02/01/29	409,000	338,857
7.50%(1)	04/01/28	50,000	33,412
11.75%(1)	01/31/29	167,000	161,424
Scripps Escrow, Inc. 5.88%(1)	07/15/27	265,000	231,152
Sirius XM Radio, Inc. 3.88%(1)	09/01/31	295,000	257,346
Time Warner Cable LLC 5.50%	09/01/41	120,000	104,376
VZ Secured Financing BV (Netherlands) 5.00%(1)	01/15/32	615,000	567,036

			3,456,947

Metal Fabricate & Hardware—0.1%
Advanced Drainage Systems, Inc. 6.38%(1)	06/15/30	125,000	127,751

Oil & Gas—0.2%
KazMunayGas National Co. JSC (Kazakhstan) 3.50%(9)	04/14/33	200,000	174,400
Petroleos Mexicanos 6.35%	02/12/48	34,000	23,538
Sunoco LP/Sunoco Finance Corp. 4.50%	05/15/29	283,000	272,229

			470,167

Oil & Gas Services—0.2%
Archrock Partners LP/Archrock Partners Finance Corp. 6.63%(1)	09/01/32	250,000	257,005
USA Compression Partners LP/USA Compression Finance Corp. 7.13%(1)	03/15/29	120,000	123,712

			380,717

Packaging & Containers—0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%(1)	08/15/26	85,000	76,672
5.25%(1)	08/15/27	280,000	211,884
5.25%(1)	08/15/27	70,000	50,092
Ball Corp. 6.88%	03/15/28	240,000	248,530
Berry Global, Inc.
1.57%	01/15/26	323,000	310,949
1.65%	01/15/27	149,000	139,950
4.88%(1)	07/15/26	40,000	39,895
5.50%	04/15/28	95,000	97,506
5.65%(1)	01/15/34	30,000	30,848
Clearwater Paper Corp. 4.75%(1)	08/15/28	125,000	117,786
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	128,944
Trivium Packaging Finance BV (Netherlands) 5.50%(1)	08/15/26	250,000	249,002

			1,702,058

Pharmaceuticals—0.9%
1375209 BC Ltd. (Canada) 9.00%(1)	01/30/28	380,000	377,013
Bayer U.S. Finance II LLC (Germany)
4.63%(1)	06/25/38	515,000	468,176
4.88%(1)	06/25/48	285,000	247,391
6.50%(1)	11/21/33	360,000	390,953
Grifols SA (Spain) 4.75%(1)	10/15/28	430,000	403,680
Option Care Health, Inc. 4.38%(1)	10/31/29	275,000	261,440

			2,148,653

Pipelines—0.8%
Energy Transfer LP 6.63% (3 mo. USD LIBOR + 4.155%)(5),(13)	02/15/28	634,000	628,269
Global Partners LP/GLP Finance Corp. 6.88%	01/15/29	275,000	276,675
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.38%(1)	02/15/32	95,000	97,972
Rockies Express Pipeline LLC 4.95%(1)	07/15/29	425,000	406,793
TransMontaigne Partners LP/TLP Finance Corp. 6.13%	02/15/26	265,000	260,858
Venture Global Calcasieu Pass LLC 3.88%(1)	08/15/29	93,000	87,976
Venture Global LNG, Inc. 9.50%(1)	02/01/29	235,000	264,610

			2,023,153

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date		Principal Amount	Value
Real Estate—0.2%
Add Hero Holdings Ltd. (Hong Kong)
8.50%(4),(14)	09/30/29		$64,519	$3,899
9.00%(4),(15)	09/30/30		49,748	1,361
9.80%(4),(16)	09/30/31		64,922	1,713
Annington Funding PLC (United Kingdom) 3.69%(9)	07/12/34	GBP	100,000	112,896
Blackstone Property Partners Europe Holdings SARL (Luxembourg)
1.00%(9)	05/04/28	EUR	150,000	152,801
1.75%(9)	03/12/29	EUR	100,000	102,734
China Aoyuan Group Ltd.
0.00%(4),(7),(13)	12/31/99		$98,370	1,133
5.50%(4),(17)	09/30/31		37,068	422
Greystar Real Estate Partners LLC 7.75%(1)	09/01/30		125,000	132,982
Sunac China Holdings Ltd.
6.00%(1),(2),(4),(18)	09/30/26		18,114	2,280
6.25%(1),(2),(4),(19)	09/30/27		18,135	1,983
6.50%(1),(2),(4),(20)	09/30/27		36,316	3,617
6.75%(1),(2),(4),(21)	09/30/28		54,540	4,994
7.00%(1),(2),(4),(22)	09/30/29		54,605	4,362
7.25%(1),(2),(4),(22)	09/30/30		26,616	1,968
Vonovia SE (Germany) 0.75%(9)	09/01/32	EUR	100,000	89,908
Zhenro Properties Group Ltd. (China) 6.63% (4),(9),(12)	01/07/26		$200,000	2,000

				621,053

REIT—1.6%
American Assets Trust LP 3.38%	02/01/31		275,000	239,580
American Homes 4 Rent LP 4.30%	04/15/52		315,000	261,031
American Tower Corp. (REIT) 2.70%	04/15/31		195,000	174,357
Digital Intrepid Holding BV 0.63%(9)	07/15/31	EUR	365,000	334,282
Extra Space Storage LP
2.40%	10/15/31		$56,000	48,210
2.55%	06/01/31		270,000	235,359
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		55,000	56,000
5.75%	06/01/28		345,000	354,494
Healthcare Realty Holdings LP
2.05%	03/15/31		32,000	26,389
2.40%	03/15/30		205,000	179,106
3.10%	02/15/30		130,000	119,536
Hudson Pacific Properties LP
3.25%	01/15/30		110,000	83,464
3.95%	11/01/27		298,000	270,197
4.65%	04/01/29		20,000	16,619
5.95%	02/15/28		5,000	4,586
Invitation Homes Operating Partnership LP
2.00%	08/15/31		210,000	176,358
2.70%	01/15/34		135,000	113,156
4.15%	04/15/32		8,000	7,650
5.50%	08/15/33		40,000	41,391
Iron Mountain Information Management Services, Inc. 5.00%(1)	07/15/32		420,000	405,325
LXP Industrial Trust 2.70%	09/15/30		275,000	244,794
Prologis Euro Finance LLC (REIT) 4.63%	05/23/33	EUR	105,000	126,428
Realty Income Corp. 5.13%	07/06/34	EUR	220,000	271,383
VICI Properties LP 4.95%	02/15/30		$35,000	35,244
VICI Properties LP/VICI Note Co., Inc.
3.88%(1)	02/15/29		50,000	47,911
4.13%(1)	08/15/30		7,000	6,655
4.50%(1)	01/15/28		48,000	47,388
4.63%(1)	06/15/25		20,000	19,906

				3,946,799

Retail—0.4%
Ferrellgas LP/Ferrellgas Finance Corp. 5.88%(1)	04/01/29		315,000	295,167
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%(1)	01/15/30		85,000	79,188
FirstCash, Inc. 5.63%(1)	01/01/30		280,000	277,807
Michaels Cos., Inc. 7.88%(1)	05/01/29		590,000	347,522
Papa John’s International, Inc. 3.88%(1)	09/15/29		135,000	125,044

				1,124,728

Savings & Loans—0.1%
Nationwide Building Society (United Kingdom) 2.97% (1 day USD SOFR + 1.290%)(1),(5)	02/16/28		250,000	241,142

Software—0.3%
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 8.75%(1)	05/01/29		95,000	97,142
Open Text Corp. (Canada) 6.90%(1)	12/01/27		580,000	612,347
RingCentral, Inc. 8.50%(1)	08/15/30		115,000	123,019

				832,508

Telecommunications—0.7%
Altice France SA
5.50%(1)	10/15/29		188,000	132,309
8.13%(1)	02/01/27		135,000	109,897
Frontier Communications Holdings LLC 5.88%(1)	10/15/27		535,000	537,563
Global Switch Finance BV (United Kingdom) 1.38%(9)	10/07/30	EUR	315,000	323,923
Intelsat Jackson Holdings SA (Luxembourg) 6.50%(1),(2)	03/15/30		86,000	82,690
SES GLOBAL Americas Holdings, Inc. (Luxembourg) 5.30%(1)	03/25/44		675,000	543,908
Zayo Group Holdings, Inc. 4.00%(1)	03/01/27		140,000	125,226

				1,855,516

Water—0.0%
Suez SACA (France) 2.88%(9)	05/24/34	EUR	100,000	105,305

Total Corporate Bonds (Cost: $55,451,831)				54,686,484

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS—0.4%
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33		$1,000,000	$1,018,410

Total Municipal Bonds (Cost: $1,110,285)				1,018,410

FOREIGN GOVERNMENT BONDS—0.4%
Brazil Government International Bonds 6.13%	03/15/34		200,000	204,402
Colombia Government International Bonds
3.00%	01/30/30		50,000	42,944
8.00%	04/20/33		200,000	215,340
Dominican Republic International Bonds 4.50%(1)	01/30/30		200,000	191,520
Guatemala Government Bonds 3.70%(9)	10/07/33		200,000	171,648
Panama Government International Bonds 6.40%	02/14/35		200,000	204,924

Total Foreign Government Bonds (Cost: $1,015,334)				1,030,778

Total Fixed Income Securities (Cost: $261,790,334)				243,109,049

CONVERTIBLE SECURITIES—0.1%
CONVERTIBLE CORPORATE BONDS—0.1%
Commercial Services—0.1%
Worldline SA (France) 0.00%(7),(9)	07/30/25	EUR	29,860	37,275
Worldline SA (France) 0.00%(7),(9)	07/30/26	EUR	206,400	209,888

Total Commercial Services (Cost: $235,023)				247,163

Real Estate—0.0%
China Aoyuan Group Ltd. 0.00%(4),(7)	09/30/28		$8,791	185
Sunac China Holdings Ltd. 1.00%(1),(2),(4),(17)	09/30/32		21,848	2,221

Total Real Estate (Cost: $20,121)				2,406

Total Convertible Corporate Bonds (Cost: $255,144)				249,569

Total Convertible Securities (Cost: $255,144)				249,569

COMMON STOCK—3.4%
			Shares
Agriculture—0.5%
Altria Group, Inc.			12,670	646,677
British American Tobacco PLC (SP ADR) (United Kingdom)			15,706	574,525

				1,221,202

Pipelines—0.9%
Energy Transfer LP			103,400	1,659,570
Enterprise Products Partners LP			21,772	633,783

				2,293,353

Real Estate—0.0%
China Aoyuan Group Ltd. (4),(23)			24,593	981

REIT—1.4%
AGNC Investment Corp.			144,641	1,512,945
Annaly Capital Management, Inc.			41,441	831,721
Redwood Trust, Inc.			61,963	478,974
Rithm Capital Corp.			55,339	628,097
				3,451,737
Telecommunications—0.6%
AT&T, Inc.			29,505	649,110
Intelsat SA(4),(23)			11,093	350,822
Verizon Communications, Inc.			15,224	683,710
				1,683,642

Total Common Stock (Cost: $9,098,418)				8,650,915

MONEY MARKET INVESTMENTS—13.3%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.94%(24)			1,252,732	1,252,732
TCW Central Cash Fund, 6.14%(24),(25)			32,139,734	32,139,734

Total Money Market Investments (Cost: $33,392,466)				33,392,466

Total Other (Cost: $33,392,466)				33,392,466

Total Investments (113.3%) (Cost: $304,536,362)				285,401,999
Liabilities In Excess Of Other Assets (-13.3%)				(33,609,842)

Net Assets (100.0%)				$251,792,157

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)

Long Futures
401	5-Year U.S. Treasury Note Futures	12/31/24	$43,928,685	$44,063,008	$134,323
155	2-Year U.S. Treasury Note Futures	12/31/24	32,192,936	32,277,539	84,603

			$76,121,621	$76,340,547	$218,926

Short Futures
204	10-Year U.S. Treasury Note Futures	12/19/24	(24,163,519)	$(24,132,563)	$30,956
2	Euro SCHWATZ Futures	12/6/24	(238,084)	(239,225)	(1,141)
9	Euro-Bobl Future	12/6/24	(1,195,378)	(1,205,836)	(10,458)
15	Euro-Bund Future	12/6/24	(2,243,811)	(2,258,662)	(14,851)
74	U.S. Ultra Long Bond Futures	12/19/24	(9,919,603)	(9,848,938)	70,665

			$(37,760,395)	$(37,685,224)	$75,171

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (26)
Citibank N.A.	EUR	433,000	10/11/24	$476,160	$483,422	$7,262
Goldman Sachs & Co.	EUR	128,000	10/11/24	139,180	142,906	3,726
Bank of America N.A.	EUR	77,000	10/11/24	83,730	85,966	2,236

				$699,070	$712,294	$13,224

SELL (27)
Bank of New York	EUR	5,000	10/11/24	$5,570	$5,582	$(12)
Goldman Sachs & Co.	EUR	176,000	10/11/24	194,818	196,495	(1,677)
Bank of America N.A	EUR	104,000	10/11/24	115,379	116,111	(732)
Citibank N.A.	EUR	5,551,000	10/11/24	6,037,224	6,197,406	(160,182)
Citibank N.A.	GBP	725,000	10/11/24	929,185	972,472	(43,287)

				$7,282,176	$7,488,066	$(205,890)

CENTRALLY CLEARED—INTEREST RATE SWAP AGREEMENTS

Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
1,476,000	12/20/53	Annual	3.520%	Annual	12-Month SOFR	$(58,657)	$—	$(58,657)

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2024, the value of these securities amounted to $105,705,470 or 42.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Restricted security (Note 2).
(3)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2024.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Security is not accruing interest.
(8)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(9)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At September 30, 2024, the value of these securities amounted to $5,267,803 or 2.1% of net assets.
(10)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(11)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of September 30, 2024.
(12)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(13)	Perpetual maturity.
(14)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 7.50% cash or 8.50% payment-in-kind interest.
(15)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.00% cash or 9.00% payment-in-kind interest.
(16)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.80% cash or 9.80% payment-in-kind interest.
(17)	Payment in kind.
(18)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.00% cash or 6.00% payment-in-kind interest.
(19)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.25% cash or 6.25% payment-in-kind interest.
(20)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.50% cash or 6.50% payment-in-kind interest.
(21)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.75% cash or 6.75% payment-in-kind interest.
(22)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 6.25% cash or 7.25% payment-in-kind interest.
(23)	Non-income producing security.
(24)	Rate disclosed is the 7-day net yield as of September 30, 2024.
(25)	Affiliated issuer.
(26)	Fund buys foreign currency, sells U.S. Dollar.
(27)	Fund sells foreign currency, buys U.S. Dollar.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2024 (Unaudited) (Cont’d)

The summary of the TCW Strategic Income Fund, Inc. transactions in the affiliated funds for the period ended September 30, 2024 is as follows:

Name of Affiliated Fund	Value at December 31, 2023	Purchases at Cost	Proceeds from Sales	Number of Shares Held September 30, 2024	Value at September 30, 2024	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$—	$50,239,734	$18,100,000	32,139,734	32,139,734	$388,180	$—	$—	$—

Total					$32,139,734	$388,180	$—	$—	$—

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	September 30, 2024

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	24.4%
Residential Mortgage-Backed Securities—Agency	23.6
Corporate Bonds	21.7
Asset-Backed Securities	16.1
Money Market Investments	13.3
Commercial Mortgage-Backed Securities—Non-Agency	9.1
Common Stock	3.4
Commercial Mortgage-Backed Securities—Agency	0.8
Foreign Government Bonds	0.4
Municipal Bonds	0.4
Convertible Corporate Bonds	0.1
Other*	(13.3)

Total	100.0%

*	Includes cash, futures foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	September 30, 2024

The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Mortgage-Backed Securities
Residential Mortgage-Backed Securities—Non-Agency	$—	$58,775,399	$2,707,138	$61,482,537
Residential Mortgage-Backed Securities—Agency	—	59,286,270	—	59,286,270
Commercial Mortgage-Backed Securities—Non-Agency	—	22,372,179	607,239	22,979,418
Commercial Mortgage-Backed Securities—Agency	—	2,010,026	—	2,010,026

Total Mortgage-Backed Securities	—	142,443,874	3,314,377	145,758,251

Corporate Bonds*	—	54,656,752	29,732	54,686,484
Asset-Backed Securities	—	39,414,624	1,200,502	40,615,126
Foreign Government Bonds	—	1,030,778	—	1,030,778
Municipal Bonds	—	1,018,410	—	1,018,410

Total Fixed Income Securities	—	238,564,438	4,544,611	243,109,049

Money Market Investments	33,392,466	—	—	33,392,466
Common Stock*	8,299,112	—	351,803	8,650,915
Convertible Corporate Bonds*	—	247,163	2,406	249,569

Total Investments	$41,691,578	$238,811,601	$4,898,820	$285,401,999

Asset Derivatives
Futures Contracts
Interest Rate Risk	320,547	—	—	320,547
Forward Currency Contracts
Interest Rate Risk	—	13,224	—	13,224

Total	$42,012,125	$238,824,825	$4,898,820	$285,735,770

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(205,890	$—	$(205,890)
Swap Agreements
Interest Rate Risk	—	(58,657)	—	(58,657)
Futures Contracts
Interest Rate Risk	(26,450)	—	—	(26,450)

Total	$(26,450)	$(264,547)	$—	$(290,997)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates,

prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2024 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2023	$1,505,956	$603,790	$321,703	$1,739	$28,981	$2,679,207	$5,141,376
Accrued Discounts (Premiums)	—	—	—	391	4,965	—	5,356
Realized Gain (Loss)	—	—	—	—	—	(123,404)	(123,404)
Change in Unrealized Appreciation (Depreciation)	(305,454)	3,449	19,774	(3,718)	(6,851)	125,171	(167,629)
Purchases	—	—	10,326	3,994	138,637	26,164	179,121
Sales	—	—	—	—	(136,000)	—	(136,000)
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of September 30, 2024	$1,200,502	$607,239	$351,803	$2,406	$29,732	$2,707,138	$4,898,820

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2024	$(305,454)	$3,449	$19,774	$(3,718)	$(6,851)	$125,171	$(167,629)

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2024 are as follows:

Description	Fair Value at September 30, 2024	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Impact to Valuation If Input Increases
Asset-Backed Securities	$1,200,502	Broker Quote	Offered Quote	$102.246 - 9,839.950	$140.678	Increase
Commercial Mortgage-Backed Securities— Non-Agency	$607,239	Broker Quote	Offered Quote	$100.370	$100.370	Increase
Common Stock	$351,803	Third-Party Vendor	Vendor Prices	$0.040 - $31.626	$9.858	Increase
Convertible Corporate Bonds	$2,406	Third-Party Vendor	Vendor Prices	$2.099 - $ 10.167	$7.852	Increase
Corporate Bonds	$29,732	Third-Party Vendor	Vendor Prices	$1.000 - $ 12.587	$4.113	Increase
Residential Mortgage-Backed Securities— Non-Agency	$2,707,138	Broker Quote	Offered Quote	$0.0001 - $ 16.576	$3.533	Increase

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at September 30, 2024 are listed in the Fund’s Schedule of Investments.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of September 30, 2024.

Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2024.

Derivatives:

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at September 30, 2024 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2024, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2024 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended September 30, 2024, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2024, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at September 30, 2024 are disclosed in the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at September 30, 2024 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$331,410	0.13%
Intelsat Jackson Holding, 6.50%, due 3/15/28	1/27/2022	$83,850	$82,690	0.03%
Sunac China Holdings Ltd., 1.00%, due 9/30/2027	11/2/2021	$16,110	$2,221	0.00%
Sunac China Holdings Ltd., 6.00%, due 9/30/2026	11/2/2021	$14,031	$2,280	0.00%
Sunac China Holdings Ltd., 6.25%, due 9/30/2027	11/2/2021	$11,907	$1,983	0.00%
Sunac China Holdings Ltd., 6.50%, due 9/30/2027	11/2/2021	$21,551	$3,617	0.00%
Sunac China Holdings Ltd., 6.75%, due 9/30/2028	11/2/2021	$27,222	$4,994	0.00%
Sunac China Holdings Ltd., 7.00%, due 9/30/2029	11/2/2021	$25,516	$4,362	0.00%
Sunac China Holdings Ltd., 7.25%, due 9/30/2030	11/2/2021	$10,787	$1,968	0.00%

		$945,974	$435,525	0.16%